MAXIM SERIES FUND, INC.

                       Maxim Loomis Sayles Bond Portfolio

                                  Annual Report

                                December 31, 2002










This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                         Maxim Loomis Sayles Bond Portfolio

For the year, the Portfolio outperformed its benchmark, the Merrill Lynch Government/Corporate Index. Positive sector contributors to performance include Food (+40.45%), Consumer Products (+33.84%), and Telecom - Wireless (+33.87%). Negative contributors include Media - Cable (-36.87%), Telecom - Wireline (-32.08%), and the troubled Airline sector (-23.18%). Also worth mentioning was the very positive contribution from many of the Portfolio's non-U.S. dollar holdings.

Although performance for the year finished reasonably strong, there were significant gyrations throughout 2002 with regard to investor sentiment. The year began with continued economic weakness as global economies slowed following the horrific acts of terrorism against the United States on September 11, 2001. Moderate recovery ensued soon after, as investors regained confidence in the capital markets. Central banks worldwide shifted to a more neutral stance as 2002 began, leaving plenty of liquidity and interest rates at historical lows. Productivity improved, sparking interest in corporate bonds, and by the end of the first quarter of 2002, the 10-year Treasury was yielding 5.41% and investors began to worry the Federal Reserve (the "Fed") might need to tighten credit sooner than expected.

As the second quarter commenced, the safe-haven of government debt became immensely popular and the 10-year Treasury fell approximately 60 basis points over the quarter. Further terrorism threats in the U.S., a multitude of suicide bombings in the Middle East, and other geopolitical tensions furthered a flight to quality as bondholders shifted out of corporate debt and into safer Treasuries and mortgage-backed securities. Furthering the damage, the corporate market was hit with a flurry of accounting scandals. In June, WorldCom reported they had misstated earnings and would shortly file for Chapter 11 bankruptcy protection. The third quarter showed slight improvement, as corporate governance became an increasingly popular theme and a new law mandated all CEO's to sign-off on their financial statements. However, growing concern about a war in Iraq and the development of nuclear arms in North Korea were at the forefront in investors' minds. The 10-year Treasury yield fell to almost 3.5% by the end of September as the price of government debt continued to climb. The fourth quarter would prove to be a stark contrast to the rest of the year, as corporate spreads narrowed (prices appreciated relative to Treasuries) and stock prices rallied. The Fed provided a dose of encouragement on November 6th, when they cut the Fed Funds rate 50 basis points, to 1.25%. In addition, the Republican Party won a sweeping victory at the mid-term elections in what seemed to improve sentiment. All of those factors led to very strong portfolio performance during the fourth quarter with corporate bonds rallying.

Looking ahead, Loomis Sayles anticipates real GDP growth to remain sluggish in the first quarter of 2003, but to gain momentum as the year progresses. As interest rates stand at historical lows - particularly mortgage rates - the consumer remains resilient. The refinancing wave has put extra money in consumer's wallets, buoying consumer spending. Loomis Sayles doesn't expect this to continue indefinitely, as they expect consumer spending to slow in 2003. On the production front, Loomis Sayles has recently seen a pickup in activity as recently released manufacturing data was better than expected. The wildcard clearly continues to be the timing and duration of any possible conflict with Iraq which may have significant bearing on the U.S. economy.

From a strategy perspective, Loomis Sayles continues to believe that corporate bond spreads have further room to tighten (appreciate in price relative to Treasuries) as demand continues to be strong and spreads are still wide from a historical standpoint. Loomis Sayles intends to maintain its philosophy of investing in securities which offer broad diversification, strong call protection, and good relative yield advantage.

                              Line Graph Comparison

             Maxim Loomis        Merrill Lynch
              Salyes Bond          Govt/Corp

               Portfolio             Index

               10,000.00           10,000.00
  1994         9,853.00            10,094.00
  1995         12,827.62           12,021.75
  1996         14,156.56           12,372.79
  1997         15,954.45           13,582.85
  1998         16,501.68           14,876.75
  1999         17,305.32           14,571.18
  2000         18,101.36           16,311.27
  2001         18,566.56           17,683.86
  2002         20,623.74           19,620.25

$20,623.74   Maxim Loomis Sayles Bond Portfolio

$19,620.25   Merrill Lynch Govt/Corp Index

As of 12/31/02

Maxim Loomis Sayles
Bond Portfolio
Total Return -
One Year: 11.08%
Five Years: 5.27%
Since Inception: 9.28%

Portfolio Inception: 11/1/94

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Loomis Sayles Bond Portfolio, made at its inception, with the performance of the Merrill Lynch Govt./Corp Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Bond Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                                 LOOMIS SAYLES
                                                                                     BOND
                                                                                   PORTFOLIO
                                                                               ------------------
                                                                               ------------------
ASSETS:
     Investments in securities, market value  (1)                            $       161,190,585
     Cash denominated in foreign currencies (2)                                           17,417
     Cash                                                                                 32,397
     Dividends and interest receivable                                                 2,834,507
     Receivable for investments sold                                                      10,563
                                                                               ------------------
                                                                               ------------------

     Total assets                                                                    164,085,469
                                                                               ------------------
                                                                               ------------------

LIABILITIES:

     Due to investment adviser                                                           123,078
     Payable for investments purchased                                                 2,212,798
                                                                               ------------------
                                                                               ------------------

     Total liabilities                                                                 2,335,876
                                                                               ------------------
                                                                               ------------------

NET ASSETS                                                                   $       161,749,593
                                                                               ==================
                                                                               ==================

NET ASSETS REPRESENTED BY:  (See Note 6)
     Capital stock, $.10 par value                                           $         1,654,001
     Additional paid-in capital                                                      192,976,022
     Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies                                   (12,219,357)
     Overdistributed net investment income                                            (1,347,941)
     Accumulated net realized loss on investments                                    (19,313,132)
                                                                               ------------------
                                                                               ------------------

NET ASSETS                                                                   $       161,749,593
                                                                               ==================
                                                                               ==================

NET ASSET VALUE PER OUTSTANDING SHARE                                        $              9.78
                                                                               ==================
                                                                               ==================
(Offering and Redemption Price)  (See Note 6)

SHARES OF CAPITAL STOCK:  (See Note 6)
     Authorized                                                                      300,000,000
     Outstanding                                                                      16,540,014

(1)  Cost of investments in securities:                                      $       173,409,839
(2)  Cost of cash denominated in foreign currencies:                                      17,520

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                   LOOMIS SAYLES
                                                                                        BOND
                                                                                     PORTFOLIO

                                                                                 -------------------
                                                                                 -------------------

INVESTMENT INCOME:
    Interest                                                                   $         14,384,323
    Dividends                                                                               434,306
    Foreign withholding tax                                                                  (6,331)
                                                                                 -------------------
                                                                                 -------------------

    Total income                                                                         14,812,298
                                                                                 -------------------
                                                                                 -------------------

EXPENSES:

    Management fees                                                                       1,488,025
                                                                                 -------------------
                                                                                 -------------------

NET INVESTMENT INCOME                                                                    13,324,273
                                                                                 -------------------
                                                                                 -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                                    (10,620,981)
    Change in net unrealized depreciation on investments                                  8,118,137
    Change in net unrealized depreciation on translation of assets and
    liabilities denominated in foreign currencies                                         5,632,280
                                                                                 -------------------
                                                                                 -------------------

    Net realized and unrealized gain on investments and translation of assets
    and liabilities denominated in foreign currencies                                     3,129,436
                                                                                 -------------------
                                                                                 -------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $         16,453,709
                                                                                 ===================
                                                                                 ===================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                         LOOMIS SAYLES BOND
                                                                            PORTFOLIO
                                                                   --------------------------------
                                                                   --------------------------------
                                                                       2002              2001
                                                                   -------------     --------------
                                                                   -------------     --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                        $   13,324,273    $    15,410,933
    Net realized loss on investments                                (10,620,981)        (7,844,233)
    Change in net unrealized depreciation on investments              8,118,137            178,641
    Change in net unrealized depreciation on translation of assets and
    liabilities denominated in foreign currencies                     5,632,280         (3,582,521)
                                                                   -------------     --------------
                                                                   -------------     --------------

    Net increase in net assets resulting from operations             16,453,709          4,162,820
                                                                   -------------     --------------
                                                                   -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (14,174,852)       (15,796,505)
                                                                   -------------     --------------
                                                                   -------------     --------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                60,356,881        123,273,161
    Reinvestment of distributions                                    14,174,852         15,796,505
    Redemptions of shares                                          (113,116,686)      (108,214,501)
                                                                   -------------     --------------
                                                                   -------------     --------------

    Net increase (decrease) in net assets resulting                 (38,584,953)        30,855,165
       from share transtions
                                                                   -------------     --------------
                                                                   -------------     --------------

    Total increase (decrease) in net assets                         (36,306,096)        19,221,480

NET ASSETS:
    Beginning of period                                             198,055,689        178,834,209
                                                                   -------------     --------------
                                                                   -------------     --------------

    End of period  (1)                                           $  161,749,593    $   198,055,689
                                                                   =============     ==============
                                                                   =============     ==============
                                                                              0
OTHER INFORMATION:

SHARES:  (2)

    Sold                                                              6,204,318         12,116,055
    Issued in reinvestment of distributions                           1,480,170          1,631,314
    Redeemed                                                        (11,696,035)       (10,621,250)
                                                                   -------------     --------------
                                                                   -------------     --------------

    Net increase (decrease)                                          (4,011,547)         3,126,119
                                                                   =============     ==============
                                                                   =============     ==============

(1) Including overdistributed net investment income              $   (1,347,941)   $      (585,243)

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

LOOMIS SAYLES BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                             Year Ended December 31,
                                        -------------------------------------------------------------
                                        -------------------------------------------------------------
                                          2002 ~      2001 ~       2000 ~       1999 ~      1998 ~
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------
Net Asset Value, Beginning of Period  $       9.64 $     10.26  $     10.64 $      11.12 $     11.98

Income from Investment Operations

Net investment income                         0.43        0.79         0.94         0.87        0.84
Net realized and unrealized gain (loss)       0.19       (0.53)       (0.46)       (0.35)      (0.43)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Income From Investment Operations       0.62        0.26         0.48         0.52        0.41
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Less Distributions

From net investment income                   (0.48)      (0.88)       (0.86)       (0.89)      (0.84)
From net realized gains                                                            (0.11)      (0.43)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Distributions                          (0.48)      (0.88)       (0.86)       (1.00)      (1.27)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Net Asset Value, End of Period        $       9.78 $      9.64  $     10.26 $      10.64 $     11.12
                                        ===========  ==========   ==========  ===========  ==========
                                        ===========  ==========   ==========  ===========  ==========


Total Return                                11.08%       2.57%        4.60%        4.87%       3.43%

Net Assets, End of Period ($000)      $    161,750 $   198,056  $   178,834 $    191,419 $   199,386

Ratio of Expenses to Average Net Assets      0.90%       0.90%        0.90%        0.90%       0.90%

Ratio of Net Investment Income to

    Average Net Assets                       8.06%       8.30%        8.72%        7.74%       7.41%

Portfolio Turnover Rate                     26.58%      21.92%       19.52%       28.00%      55.47%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Loomis Sayles Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. Effective May 1, 2002, the Loomis Sayles Corporate Bond Portfolio's name changed to Loomis Sayles Bond Portfolio. The investment objective of the Portfolio is to seek high total investment return through a combination of current income and capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Portfolio may invest in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

      The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Restricted & Illiquid Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2002 were $7,472,847, $6,562,259 and 4.06%, respectively.

      The Portfolio may own certain investment securities that have been deemed "illiquid" because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term and the difference could be material. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2002 were $8,921,170, $2,975,065 and 1.84%, respectively.

      Foreign Currency Translations

      The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $37,041,267 and $87,201,644, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $5,900,891 and $0, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $174,721,767. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $8,083,260 and gross depreciation of securities in which there was an excess of tax cost over value of $21,614,442, resulting in net depreciation of $13,531,182.

5. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were from ordinary income in the amount of $14,174,852 and $15,796,505 respectively.

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments and translation of assets and

          liabilities denominated in foreign currencies                           (13,531,182)
      Undistributed net investment income                                         (1,347,941)
      Accumulated net realized loss on investments                                (19,313,132)
                                                                                  ------------
                                                                                  ------------
                                                                                  (34,192,255)
                                                                                  ============



      The differences between book basis and tax basis are primarily due to differing treatments regarding recognition of market discount and original issue discount, accrual of defaulted bond income, and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $787,648, $393,529, $5,614,975, and $11,486,401, which expire in the years 2007, 2008, 2009 and 2010, respectively. The Portfolio also had current year deferred post-October capital losses of $984,940 and ordinary losses of $73,627.

6. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

7. TAX INFORMATION (unaudited)

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2002, 0.95% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Loomis Sayles Bond Portfolio

BONDS

AEROSPACE & DEFENSE --- 0.37%
    918,791 Milit-Air Inc                                                601,309
        CAD Bonds
            5.750% June 30, 2019

                                                                        $601,309

AGENCY --- 7.54%

  2,000,000 Fannie Mae                                                 2,189,572
            5.250% April 15, 2007
 14,150,000 Fannie Mae (3)                                             5,563,982
        NZD 7.310% October 29, 2007
  4,025,000 Freddie Mac                                                4,404,134
        EUR 4.625% February 15, 2007
                                                                     $12,157,688

AGRICULTURE --- 0.24%

    500,000 IMC Global Inc                                               385,000
            Notes
            7.300% January 15, 2028

                                                                        $385,000

AIR FREIGHT --- 0.09%
    135,369 Atlas Air Inc                                                 91,283
            Pass Thru Certificates
            7.200% January 2, 2019


    146,883 Atlas Air Inc                                                47,002
            Pass Thru Certificates

            8.770% January 2, 2011

                                                                        $138,285

AIRLINES --- 0.77%

    299,818 American Airlines Inc                                        289,595
            Pass Thru Certificates
            6.978% October 1, 2012

  1,000,000 Delta Air Lines Inc                                          590,000
            Notes
            8.300% December 15, 2029

    454,797 US Airways                                                   358,380
            Pass Thru Certificates
            6.850% January 30, 2018

                                                                      $1,237,975

AUTO PARTS & EQUIPMENT --- 2.79%
    250,000 Dana Corp                                                    233,492
        EUR Senior Notes
            9.000% August 15, 2011

  1,000,000 Dana Corp                                                    705,000
            Notes
            7.000% March 1, 2029

    500,000 Dana Corp                                                    435,000
            Notes
            6.500% March 15, 2008

    450,000 TRW Inc                                                      530,777
            Debentures
            7.750% June 1, 2029

  2,500,000 TRW Inc                                                    2,596,540
            Debentures
            6.650% January 15, 2028

                                                                      $4,500,809

AUTOMOBILES --- 0.96%

  1,450,000 Ford Motor Co                                              1,117,725
            Debentures
            6.375% February 1, 2029

    500,000 General Motors Corp                                          435,423
            Bonds
            6.750% May 1, 2028

                                                                      $1,553,148

BANKS --- 0.68%

  1,000,000 Keycorp Capital III                                        1,091,378
            Company Guaranteed Notes
            7.750% July 15, 2029

                                                                      $1,091,378

BIOTECHNOLOGY --- 0.66%

    375,000 Genzyme Corp                                                 345,938
            Convertible
            3.000% May 15, 2021

    350,000 Human Genome Sciences Inc                                    227,500
            Convertible
            3.750% March 15, 2007

    750,000 Human Genome Sciences Inc #                                  487,500
            Convertible
            3.750% March 15, 2007

                                                                      $1,060,938

BROADCAST/MEDIA --- 0.90%

    250,000 Charter Communication LLC                                    111,250
            Senior Notes
            9.625% November 15, 2009

  2,100,000 Charter Communication LLC (2)                                735,000
            Step Bond 0% - 9.920%
            26.750% April 1, 2011

    800,000 Rogers Communications Inc Class B                            604,000
            Convertible
            2.000% November 26, 2005

                                                                      $1,450,250

CANADIAN - FEDERAL --- 3.63%
  5,090,000 Government of Canada                                       3,434,445
        CAD Bonds
            6.000% September 1, 2005

  3,800,000 Government of Canada                                       2,423,408
        CAD Bonds
            3.500% June 1, 2004

                                                                      $5,857,853

CANADIAN - PROVINCIAL --- 13.68%
  1,500,000 New Brunswick FM Project # (2)                               977,022
        CAD Step Bond 0% - 6.470%
            6.470% November 30, 2027

 15,900,000 Ontario Hydro (3)                                          3,244,816
        CAD Zero Coupon
            6.790% October 15, 2021

  4,371,090 Province of Alberta                                        2,950,306
        CAD Debentures
            5.930% September 16, 2016

    275,000 Province of British Columbia                                 216,238
        CAD Debentures
            7.875% November 30, 2023

  1,760,000 Province of British Columbia                               1,103,771
        CAD Debentures
            5.700% June 18, 2029

 11,415,000 Province of British Columbia (3)                           2,161,899
        CAD Zero Coupon
            6.790% August 19, 2022

  1,400,000 Province of British Columbia (3)                             469,946
        CAD Zero Coupon
            6.860% June 9, 2014

    450,000 Province of British Columbia (3)                              62,324
        CAD Zero Coupon
            6.760% November 19, 2027

  2,500,000 Province of British Columbia (3)                             537,726
        CAD Zero Coupon
            6.780% September 5, 2020

  5,000,000 Province of British Columbia (3)                             835,232
        CAD Zero Coupon
            6.780%% August 23, 2024

  3,800,000 Province of Manitoba                                       2,671,632
        CAD Notes
            6.500% September 22, 2017

  5,373,000 Province of Manitoba                                       4,233,338
        CAD Bonds
            7.750% December 22, 2025

  5,000,000 Province of Manitoba (3)                                     617,167
        CAD Zero Coupon
            6.740% March 5, 2031

    500,000 Province of Newfoundland                                     325,883
        CAD Debentures
            6.150% April 17, 2028

  3,650,000 Province of Ontario (3)                                      596,319
        CAD Zero Coupon
            6.740% December 2, 2025

  6,615,000 Province of Saskatchewan (3)                               1,051,834
        CAD Zero Coupon
            34.180% May 30, 2025

                                                                     $22,055,453

CHEMICALS --- 0.22%

    250,000 IMC Global Inc                                               198,750
            Debentures
            7.375% August 1, 2018

    250,000 Solutia Inc                                                  150,313
            Debentures
            7.375% October 15, 2027

                                                                        $349,063

COMPUTER HARDWARE & SYSTEMS --- 0.12%
    290,000 Maxtor Corp                                                  188,500
            Convertible
            5.750% March 1, 2012

                                                                        $188,500

COMPUTER SOFTWARE & SERVICES --- 0.43%
    890,000 Juniper Networks Inc                                         689,750
            Convertible
            4.750% March 15, 2007

                                                                        $689,750

ELECTRIC COMPANIES --- 2.13%
    169,000 Commonwealth Edison Co                                       159,568
            Debentures
            4.750% December 1, 2011

  1,000,000 Constellation Energy Group                                 1,051,007
            Notes
            7.000% April 1, 2012

    585,000 Empresa Nacional de Electricidad SA                          465,043
            Bonds
            7.875% February 1, 2027

    639,000 Enersis SA                                                   437,542
            Notes
            7.400% December 1, 2016


    485,000 Quezon Power Philippines Ltd                                329,800
            Bonds

            8.860% June 15, 2017

    250,000 Southern California Edison Co                                190,000
            Notes
            6.650% April 1, 2029

    250,000 Southern California Edison Co                                233,750
            Notes
            7.625% January 15, 2010

    335,000 Tenaga Nasional Berhad #                                     320,877
            Debentures
            7.500% November 1, 2025

    250,000 Texas - New Mexico Power Co                                  238,092
            Senior Notes
            6.250% January 15, 2009

                                                                      $3,425,679

ELECTRONIC INSTRUMENT & EQUIP --- 1.24%
    700,000 Arrow Electronics Inc                                        584,500
            Debentures
            6.875% June 1, 2018

    850,000 Celestica Inc (3)                                            389,938
            Zero Coupon
            4.781% August 1, 2020

    400,000 Lam Research Corp                                            348,000
            Convertible
            4.000% June 1, 2006

    750,000 Pioneer-Standard Electronics Inc                             671,795
            Senior Notes
            8.953% August 1, 2006

                                                                      $1,994,233

ELECTRONICS - SEMICONDUCTOR --- 2.37%
    300,000 Amkor Technology Inc                                         146,625
            Convertible
            5.000% March 15, 2007

  2,900,000 Analog Devices Inc                                         2,881,875
            Convertible
            4.750% October 1, 2005

    750,000 Analog Devices Inc #                                         745,313
            Convertible
            4.750% October 1, 2005

     50,000 Richardson Electronics Ltd                                    39,750
            Convertible
            7.250% December 15, 2006

                                                                      $3,813,563

FINANCIAL SERVICES --- 2.12%
    350,000 CIT Group Inc                                                368,591
            Notes
            6.500% February 7, 2006

    750,000 CIT Group Inc                                                783,115
        EUR Senior Notes
            5.500% May 16, 2005

    250,000 Cerro Negro Finance Ltd #                                    140,000
            Bonds
            7.900% December 1, 2020

    825,000 Ford Motor Credit Co                                       1,288,057
        GBP Notes
            7.250% February 22, 2005

    750,000 Merey Sweeney LP #                                           842,048
            Senior Notes
            8.850% December 18, 2019

                                                                      $3,421,811

FOREIGN BANKS --- 1.93%
  2,250,000 Bangko Sentral Pilipinas                                   1,822,500
            Bonds
            8.600% June 15, 2027

  1,250,000 Bangkok Bank Public Co Ltd #                               1,289,375
            Subordinated Notes
            9.025% March 15, 2029

                                                                      $3,111,875

FOREIGN GOVERNMENTS --- 8.48%
  1,231,386 Government of Brazil                                         809,636
            Bonds
            8.000% April 15, 2014

  6,550,000 Government of Brazil                                       3,930,000
            Bonds
            10.125% May 15, 2027

  1,150,000 Government of Brazil                                         715,875
            Unsubordinated Bonds
            11.000% August 17, 2040

 22,200,000 Government of Norway                                       3,351,076
        NOK Bonds
            6.750% January 15, 2007

    500,000 Government of Peru                                           355,017
            Bonds
            5.000% March 7, 2017

  1,750,000 Government of South Africa                                   247,031
        ZAR Bonds
            13.500% September 15, 2015

  2,950,000 Government of South Africa                                   383,572
        ZAR Bonds
            13.000% August 31, 2010

  3,000,000 Government of South Africa                                   364,989
        ZAR Bonds
            12.500% December 21, 2006

 10,000,000 Government of Sweden                                       1,196,217
        SEK Bonds
            5.250% March 15, 2011

  3,000,000 Government of Venezuela                                    2,044,500
            Bonds
            9.250% September 15, 2027

    250,000 United Mexican States                                        267,813
            Notes
            7.500% January 14, 2012

                                                                     $13,665,726

GOLD, METALS & MINING --- 0.07%

    500,000 Murrin Murrin Holdings  (5)                                 120,000
            Senior Notes

            9.375% August 31, 2007

                                                                        $120,000

HEALTH CARE RELATED --- 1.45%
  2,000,000 HCA Inc                                                    1,838,128
            Debentures
            7.050% December 1, 2027

    250,000 HCA Inc                                                      252,135
            Notes
            6.300% October 1, 2012

    250,000 HCA Inc                                                      243,007
            Notes
            7.580% September 15, 2025

                                                                      $2,333,270

HOMEBUILDING --- 0.33%

    500,000 Pulte Homes Inc                                              534,514
            Senior Notes
            7.300% October 24, 2005

                                                                        $534,514

INSURANCE RELATED --- 0.72%
    500,000 Aon Corp #                                                   522,123
            Notes
            7.375% December 14, 2012

    250,000 Loews Corp                                                   249,166
            Senior Notes
            7.000% October 15, 2023

    500,000 UnumProvident Corp                                           392,207
            Notes
            6.750% December 15, 2028

                                                                      $1,163,496

LEISURE & ENTERTAINMENT --- 0.14%
    250,000 Time Warner Inc                                              229,856
            Company Guaranteed Bonds
            6.625% May 15, 2029

                                                                        $229,856

MANUFACTURING --- 0.53%

  1,500,000 Borden Inc                                                   855,000
            Debentures
            7.875% February 15, 2023

                                                                        $855,000

MEDICAL PRODUCTS --- 0.64%
  1,250,000 Bausch & Lomb Inc                                          1,039,358
            Debentures
            7.125% August 1, 2028

                                                                      $1,039,358

OFFICE EQUIPMENT & SUPPLIES --- 1.70%
    500,000 Xerox Capital Trust I                                        280,000
            Company Guaranteed Notes
            8.000% February 1, 2027

  3,900,000 Xerox Corp                                                 2,457,000
            Convertible
            .570% April 21, 2018

                                                                      $2,737,000

OIL & GAS --- 4.19%
    500,000 Devon Energy Corp                                            501,875
            Convertible
            4.900% August 15, 2008

    700,000 Devon Energy Corp                                            704,375
            Convertible
            4.950% August 15, 2008

  1,000,000 El Paso CGP Co                                               640,000
            Debentures
            6.950% June 1, 2028

  2,000,000 KN Capital Trust III                                       1,943,476
            Company Guaranteed Notes
            7.630% April 15, 2028

    712,000 Pecom Energia SA #                                           477,040
            Notes
            8.125% July 15, 2010

    250,000 Petrozuata Finance Inc #                                     177,500
            Company Guaranteed Notes
            7.630% April 1, 2009

    800,000 Petrozuata Finance Inc #                                     488,000
            Company Guaranteed Notes
            8.220% April 1, 2017

    500,000 Pioneer Natural Resources Co                                 481,627
            Company Guaranteed Notes
            7.200% January 15, 2028

  1,750,000 Tennessee Gas Pipeline Co                                  1,347,500
            Debentures
            7.000% October 15, 2028

                                                                      $6,761,393

OTHER ASSET-BACKED --- 0.27%
    500,000 Community Program Loan Trust                                 433,140
            Series 1987-A Class A5
            4.500% April 1, 2029

                                                                        $433,140

PAPER & FOREST PRODUCTS --- 3.33%
    250,000 Boise Cascade Corp                                           224,288
            Debentures
            7.350% February 1, 2016

  1,250,000 Fort James Corp                                            1,233,045
        EUR Company Guaranteed Bonds
            4.750% June 29, 2004

  3,640,000 Georgia-Pacific Group                                      2,966,600
            Notes
            7.750% November 15, 2029


  1,100,000 Pindo Deli Finance Mauritius  (5)                           253,000
            Company Guaranteed Notes

            10.750% October 1, 2007


  2,900,000 Pindo Deli Finance Mauritius  (5)                           551,000
            Company Guaranteed Notes

            10.875% October 1, 2027


    575,000 Tjiwi Kimia Finance Mauritius Ltd  (5)                      140,875
            Company Guaranteed Notes

            10.000% August 1, 2004

                                                                      $5,368,808

PHARMACEUTICALS --- 0.08%

    150,000 IVAX Corp                                                    123,375
            Convertible
            4.500% May 15, 2008

                                                                        $123,375

RAILROADS --- 0.15%

    386,000 Missouri Pacific Railroad Co                                 235,093
            Debentures
            5.000% January 1, 2045

                                                                        $235,093

REAL ESTATE --- 4.28%
  1,000,000 AMB Property LP                                            1,043,761
            Company Guaranteed Bonds
            7.500% June 30, 2018

    500,000 EOP Operating LP                                             521,143
            Notes
            7.500% April 19, 2029

  2,000,000 First Industrial LP                                        2,110,846
            Notes
            7.600% July 15, 2028

  1,700,000 Highwoods Properties Inc REIT                              1,627,988
            Senior Notes
            7.500% April 15, 2018

    150,000 Meditrust Cos REIT                                           144,000
            Notes
            7.000% August 15, 2007

    500,000 Spieker Properties Inc REIT                                  529,560
            Debentures
            7.350% December 1, 2017

  1,000,000 TriNet Corporate Realty Trust Inc REIT                       927,551
            Senior Notes
            7.700% July 15, 2017

                                                                      $6,904,849

RETAIL --- 2.43%


    275,000 CML Group Inc  (5)                                           42,900
            Convertible

            5.500% January 15, 2003

    750,000 JC Penney Co Inc                                             660,000
            Debentures
            7.650% August 15, 2016

    500,000 JC Penney Co Inc                                             420,000
            Debentures
            7.125% November 15, 2023

    800,000 JC Penney Co Inc                                             720,000
            Debentures
            7.950% April 1, 2017

  1,000,000 JC Penney Co Inc                                           1,010,000
            Medium Term Notes
            7.050% May 23, 2005

    375,000 Sears Roebuck Acceptance Corp                                313,413
            Notes
            6.750% January 15, 2028

    750,000 Venator Group Inc                                            757,031
            Debentures
            8.500% January 15, 2022

                                                                      $3,923,344

SUPRANATIONALS --- 5.43%

  4,500,000 European Bank for Reconstruction & Development (3)           618,284
        AUD Zero Coupon
            6.086% February 10, 2028

  1,000,000 International Bank for Reconstruction & Development          557,182
        NZD Senior Notes
            8.000% May 23, 2007

 19,425,000 International Bank for Reconstruction & Development (3)    7,575,188
        NZD Zero Coupon
            9.889% August 20, 2007

                                                                      $8,750,654

TELEPHONE & TELECOMMUNICATIONS --- 12.06%
    250,000 AT & T Corp                                                  262,350
        EUR Unsubordinated Senior Notes
            6.000% November 21, 2006

    725,000 COLT Telecom Group PLC                                       485,750
            Senior Discount Notes
            12.000% December 15, 2006


  1,100,000 COLT Telecom Group PLC                                      505,024
        EUR Convertible

            2.000% December 16, 2006


    890,000 COLT Telecom Group PLC                                      422,620
        EUR Convertible

            2.000% March 29, 2006


  1,000,000 COLT Telecom Group PLC                                      472,230
        EUR Convertible

            2.000% April 3, 2007

    100,000 CommScope Inc                                                 81,000
            Convertible
            4.000% December 15, 2006

    250,000 Koninklijke KPN NV                                           244,148
        EUR Convertible
            3.500% November 24, 2005

    250,000 Lucent Technologies Inc                                      110,000
            Debentures
            6.500% January 15, 2028

    705,000 Lucent Technologies Inc                                      398,325
            Notes
            7.250% July 15, 2006

    430,000 Lucent Technologies Inc                                      189,200
            Debentures
            6.450% March 15, 2029

    500,000 Motorola Inc                                                 511,875
            Notes
            7.625% November 15, 2010

    650,000 Motorola Inc                                                 628,063
            Senior Notes
            5.800% October 15, 2008

    500,000 Motorola Inc                                                 425,000
            Debentures
            6.500% November 15, 2028

    250,000 Motorola Inc                                                 258,750
            Senior Notes
            8.000% November 1, 2011

  1,450,000 Nextel Communications Inc                                  1,305,000
            Senior Notes
            9.500% February 1, 2011

    100,000 Nextel Communications Inc                                     85,750
            Convertible
            6.000% June 1, 2011

    525,000 Nextel Communications Inc                                    475,125
            Senior Notes
            9.375% November 15, 2009

  3,275,000 Nextel Communications Inc (2)                              3,029,375
            Step Bond 0% - 9.750%
            11.820% October 31, 2007

    750,000 Nortel Networks Corp                                         502,500
            Notes
            6.125% February 15, 2006

    790,000 Northern Telecom Capital                                     402,900
            Company Guaranteed Notes
            7.875% June 15, 2026

    625,000 PTC International  Finance BV (2)                            650,000
            Step Bond 0% - 11.125%
            8.920% July 1, 2007

    500,000 Philippine Long Distance Telephone Co                        346,660
            Notes
            8.350% March 6, 2017


  1,000,000 Pliant Systems Inc  (5)                                      12,620
            Convertible

            5.000% May 15, 2003

    250,000 Qwest Capital Funding Inc                                    160,000
            Company Guaranteed Notes
            7.250% February 15, 2011

  1,250,000 Qwest Capital Funding Inc                                    700,000
            Company Guaranteed Notes
            7.750% February 15, 2031

    500,000 Sprint Capital Corp                                          505,000
            Company Guaranteed Notes
            7.900% March 15, 2005

  2,750,000 Sprint Capital Corp                                        2,213,750
            Company Guaranteed Bonds
            6.875% November 15, 2028

    850,000 Sprint Capital Corp                                          773,500
            Company Guaranteed Bonds
            6.125% November 15, 2008

  2,500,000 US West Capital Funding Inc                                1,375,000
            Company Guaranteed Bonds
            6.875% July 15, 2028

    250,000 US West Capital Funding Inc                                  132,500
            Company Guaranteed Bonds
            6.500% November 15, 2018

  1,870,000 US West Capital Funding Inc                                1,196,800
            Company Guaranteed Bonds
            6.375% July 15, 2008

  1,000,000 Verizon Global Funding Corp (3)                              577,500
            Zero Coupon
            2.910% May 15, 2021

                                                                     $19,438,315

TEXTILES --- 0.28%

     67,000 Dixie Group Inc                                               33,500
            Convertible
            7.000% May 15, 2012

    250,000 Kellwood Co                                                  217,033
            Debentures
            7.625% October 15, 2017

    250,000 Phillips-Van Heusen Corp                                     207,500
            Debentures
            7.750% November 15, 2023

                                                                        $458,033

TRANSPORTATION --- 0.27%

    600,000 APL Ltd                                                      348,000
            Debentures
            8.000% January 15, 2024


    175,000 Builders Transport Inc  (5)                                     228
            Convertible

            8.000% August 15, 2005

    100,000 Preston Corp/Yellow Corp                                      82,750
            Convertible
            7.000% May 1, 2011

                                                                        $430,978

U.S. MUNICIPAL --- 0.58%

  2,000,000 Orange County California Pension (3)                         937,160
            Zero Coupon
            8.090% September 1, 2016

                                                                        $937,160

UTILITIES --- 2.31%

    500,000 AES Corp                                                     175,000
            Senior Subordinated Debentures
            8.875% November 1, 2027

  1,000,000 El Paso Corp                                                 680,000
            Senior Notes
            7.000% May 15, 2011

    500,000 El Paso Corp                                                 341,055
        EUR Bonds
            5.750% March 14, 2006

    750,000 El Paso Energy Corp                                          517,500
            Senior Notes
            6.750% May 15, 2009

    500,000 Salton Sea Funding Corp                                      492,195
            Senior Notes
            7.840% May 30, 2010

  1,800,000 Southern Natural Gas                                       1,512,000
            Notes
            7.350% February 15, 2031

                                                                      $3,717,750

TOTAL BONDS --- 92.59%                                              $149,245,672
(Cost $160,255,848)

COMMON STOCK

OIL & GAS --- 0.10%
      7,407 Diamond Offshore Drilling Inc                                161,843
                                                                        $161,843

TELEPHONE & TELECOMMUNICATIONS --- 0.05%

    424,999 Loxley Public Co Ltd *                                       77,407

                                                                         $77,407

TOTAL COMMON STOCK --- 0.16%                                            $239,250
(Cost $621,489)

PREFERRED STOCK

ELECTRIC COMPANIES --- 0.84%
      1,304 Entergy Louisiana Inc                                         65,852
      2,255 New York State Electric & Gas Corp                           108,240
     25,000 Pacific Gas & Electric Co*                                   606,250
     15,000 Southern California Edison Co                                193,500
      5,000 Union Electric Co                                            364,750
        300 Xcel Energy Inc                                               13,125
                                                                      $1,351,717

FINANCIAL SERVICES --- 0.00%

      6,000 Owens Corning Capital # *                                       360

                                                                            $360

GOLD, METALS & MINING --- 0.02%
     25,850 Bethlehem Steel Corp #*                                       25,850
                                                                         $25,850

HOTELS/MOTELS --- 0.02%

      1,510 La Quinta Corp                                                34,428
                                                                         $34,428

HOUSEHOLD GOODS --- 0.43%
     15,250 Newell Financial Trust Inc                                   688,156
                                                                        $688,156

OIL & GAS --- 1.21%
     11,400 Chesapeake Energy Corp                                       690,270
     24,700 Weatherford International Inc                              1,265,875
                                                                      $1,956,145

PAPER & FOREST PRODUCTS --- 0.14%
      5,000 International Capital Paper Trust                            231,875
                                                                        $231,875

REAL ESTATE --- 0.40%
     21,500 Equity Residential REIT                                      524,600
      5,000 Highwood Properties Inc REIT                                 115,000
                                                                        $639,600

TELEPHONE & TELECOMMUNICATIONS --- 0.58%
     46,000 Philippine Long Distance Telephone Co sponsored ADR          938,400
                                                                        $938,400

UTILITIES --- 0.04%

        696 MDU Resources Group Inc #                                     69,252
                                                                         $69,252

TOTAL PREFERRED STOCK --- 3.67%                                       $5,935,783
(Cost $6,762,622)

SHORT-TERM INVESTMENTS

  5,770,000 Freddie Mac                                                5,769,880
               0.760%, January 2,2003

TOTAL SHORT-TERM INVESTMENTS --- 3.58%                                $5,769,880
(Cost $5,769,880)

TOTAL LOOMIS SAYLES BOND PORTFOLIO --- 100%                         $161,190,585
(Cost $173,409,839)


Legend


# Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Illiquid Security

(2) Denotes a step bond: a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield as of December 31, 2002.


(3) For zero coupon bond, the interest rate shown is the effective yield on date of purchase. (5) Security in default at December 31, 2002. * Non-income Producing Security See Notes to Financial Statements

Currency Abbreviations EUR - Euro Dollars AUD - Australian Dollars CAD - Canadian Dollars GBP - Great British Pound NOK - Norwegian Krone NZD - New Zealand Dollars SEK - Swedish Krona ZAR - South African Rand

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim Loomis Sayles Bond Portfolio were:

            For:       162,338,811.416
            Against:   1,490,657.020
            Abstain*:  1,392,304.564


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Loomis Sayles Bond Portfolio were:

PROPOSALS #3, 4
            For:       202,375,917.02
            Against:   962,893.86
            Abstain*:  422,040.70

PROPOSAL #5a
            For:       202,516,526.02
            Against:   745,142.23
            Abstain*:  499,183.32

PROPOSAL #5b
            For:       202,464,598.98
            Against:   748,347.60
            Abstain*:  547,904.98
PROPOSAL #5c
            For:       202,531,270,73
            Against:   729,115.37
            Abstain*:  500,465.47

PROPOSAL #5d
            For:       202,536,826.71
            Against:   721,849.86
            Abstain*:  502,175.00

PROPOSAL #5e
            For:       202,656,066.56
            Against:   607,311.22
            Abstain*:  497,473.79

PROPOSAL #5f
            For:       202,546,442.83
            Against:   668,213.29
            Abstain*:  546,195.45

PROPOSAL #5g
            For:       202,597,515.09
            Against:   615,858.88
            Abstain*:  547,477.60

PROPOSAL #5h
            For:       202,455,196.56
            Against:   775,272.73
            Abstain*:  530,382.28

PROPOSAL #6a
            For:       202,011,145.64
            Against:   1,264,839.94
            Abstain*:  484,865.99

PROPOSAL #6b
            For:       202,169,704.73
            Against:   1,139,830.41
            Abstain*:  451,316.43

PROPOSAL #6c
            For:       202,585.975.75
            Against:   719,499.25
            Abstain*:  455,376.57

PROPOSAL #6d
            For:       202,617,602.09
            Against:   691,933.05
            Abstain*:  451,316.43

PROPOSAL #6e
            For:       202,317.365.55
            Against:   988,750.53
            Abstain*:  454,735.49

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.